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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 30, 2000
                                                         ----------------

                     TRANS WORLD ENTERTAINMENT CORPORATION
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

               New York              0-14818           14-1541629
               --------              -------           ----------
      (State or other jurisdiction        (Commission     (I.R.S. Employer
    of incorporation)                    File Number)    Identification No.)

       38 Corporate Circle, Albany, New York                       12203
       -------------------------------------                       -----
      (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code:  (518) 452-1242

                                      None
                                      ----
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

The registrant announced that on October 30, 2000, it closed on the acquisition of Disc Jockey, a privately-held retailer of pre-recorded music and video. The Company acquired substantially all of Disc Jockey's assets, including merchandise inventory, fixed and other assets. The Company will operate Disc Jockey stores at 112 mall locations which are located primarily in the Midwest and Southern United States. The registrant published a press release announcing the closing of the acquisition, the full text of which is filed as Exhibits 99.1 hereto.

Item 7.  Financial Statements and Exhibits


                 Exhibits                                               Page No.
                 --------                                               --------
                 99.1 Press release, dated October 30, 2000 issued by Trans World Entertainment Corporation



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  TRANS WORLD ENTERTAINMENT CORPORATION

November 10, 2000                  By:   ____________________________
                                        Name:    John J. Sullivan
                                        Title:   Senior Vice President-Finance
                                                 and Chief Financial Officer

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